ING Investors Trust

ING AllianceBernstein Mid Cap Growth Portfolio

(“Portfolio”)

Supplement dated November 17, 2008

to the Adviser Class Prospectus, Institutional Class Prospectus,

Service Class Prospectus and Service 2 Class Prospectus

each dated April 28, 2008

Effective November 1, 2008, John Fogarty, Lisa A. Shalett, Bruce K. Aranow and William D. Baird replaced Catherine Wood, Amy P. Raskin, Ben Ruegsegger and Tom Zottner as portfolio managers to the Portfolio.  The Adviser Class, Institutional Class, Service Class and Service 2 Class Prospectuses are amended to reflect the following:

1.                                       All references to Catherine Wood, Amy P. Raskin, Ben Ruegsegger and Tom Zottner are hereby deleted and replaced with John Fogarty, Lisa A. Shalett, Bruce K. Aranow and William D. Baird.

2.                                       The fourth paragraph under the section entitled “Description of the Portfolios – More on the Sub-Adviser” beginning on page 6 of the Adviser Class Prospectus, Institutional Class Prospectus, Service Class Prospectus and Service 2 Class Prospectus is hereby deleted and replaced with following:

Name	Position and Recent Business Experience

John Fogarty

Sr. Vice President and Head of Alliance Mid Cap Growth
From 1997-2003, Mr. Fogarty was a portfolio manager on the Alliance Large Cap Growth team. Mr. Fogarty has co-managed the Portfolio since November 2008. Mr. Fogarty left Alliance in 2003 to spend nearly three years engaged in long/short hedge fund management with a focus on the consumer sector.  He returned to AllianceBernstein in 2006 to co-manage the AllianceBernstein Mid Cap Growth portfolio. In that role, Mr. Fogarty focused on building out the firm’s fundamental research capabilities on mid cap stocks. Mr. Fogarty began his career performing quantitative research and portfolio analytics at Alliance Capital in 1992.  Mr. Fogarty is a CFA Charterholder.

Lisa A. Shalett

Executive Vice President of AllianceBernstein and Global Head of Alliance Growth Equities
Ms. Shalett joined Bernstein in 1995 and has been Executive Vice President of AllianceBernstein since November 2002. Ms. Shalett has co-managed the Portfolio since November 2008. In February 2007, she joined the management team of Alliance Growth Equities as the Global Research Director and was named Global Head of Growth Equities in January 2008. For the four years prior, Ms. Shalett was Chair and Chief Executive Officer of Sanford C. Bernstein LLC, the firm’s institutional research brokerage business. Previously, Ms. Shalett served as Director of Global Research for the sell side and served as senior research analyst covering capital goods and diversified industrials and was among the top rated by clients in external polls.

Bruce K. Aronow

Senior Vice President, Portfolio Analyst/Manager and US Small/SMID Cap Growth Team Leader
Mr. Aronow serves as team leader for the US Small/SMID Cap Growth products, a role he’s held since 2000. He is also responsible for research and portfolio management for the US Small/SMID Cap Growth consumer and commercial sectors. Mr. Aronow has co-managed the Portfolio since November 2008. Prior to joining the firm in 1999, Mr. Aronow was responsible for research and portfolio management for the small cap consumer and autos/transportation sectors at INVESCO (NY) (formerly Chancellor Capital Management).

William Baird

Senior Vice President and Senior Portfolio Manager
Mr. Baird is a Senior Portfolio Manager for AllianceBernstein’s US Growth and US Research Growth Services. Mr. Baird joined the US Research Growth team in September 2008, in addition to his responsibilities on the US Growth Team. He joined Alliance Capital in 1994 as a quantitative analyst before moving into Portfolio Management. Mr. Baird has co-managed the Portfolio since November 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING Investors Trust

ING AllianceBernstein Mid Cap Growth Portfolio

(“Portfolio”)

Supplement dated November 17, 2008

to the Adviser Class, Institutional Class, Service Class

and Service 2 Class Statement of Additional Information (“SAI”)

dated April 28, 2008

Effective November 1, 2008, John Fogarty, Lisa A. Shalett, Bruce K. Aronow and William D. Baird replaced Catherine Wood, Amy P. Raskin, Ben Ruegsegger and Tom Zottner as portfolio managers to the Portfolio.  The Adviser Class, Institutional Class, Service Class and Service 2 Class SAI is amended to reflect the following:

1.             All references to Catherine Wood, Amy P. Raskin, Ben Ruegsegger and Tom Zottner are hereby deleted and replaced with John Fogarty, Lisa A. Shalett, Bruce K. Aronow and William D. Baird.

2.             The tables and language in the sub-sections entitled “ING AllianceBernstein Mid Cap Growth Portfolio  – Other Managed Accounts” found on page 149 and “Portfolio Manager Ownership of Securities” found on page 151 under the section entitled, “Sub-Advisers – Other Information About Portfolio Managers” are hereby deleted in their entirety and replaced with the following:

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of October 31, 2008.

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
John Fogarty	1		$259	0	$0	1	(1)	$976
Lisa A. Shalett	34	(2)	$11,490	51	$7,575	39,691	(3)	$46,723
Bruce K. Aronow	7		$2,567	4	$74	40	(4)	$1,803
William D. Baird	3		$997	2	$7	15	(5)	$1,579

(1)   This one account with assets listed above is subject to a performance based fee.

(2)   Of these accounts, 2 accounts with assets totaling $2,471,000 are subject to performance based fees.

(3)   Of these accounts, 80 accounts with assets totaling $5,099,000 are subject to performance based fees.

(4)   Of these accounts, 3 accounts with assets totaling $241,000,000 are subject to performance based fees.

(5)   Of these accounts, 1 account with assets totaling $976,000,000 is subject to a performance based fee.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of October 31, 2008 including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

John Fogarty	$0
Lisa A. Shalett	$0
Bruce K. Aronow	$0
William D. Baird	$0

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE